FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Investor Presentation

January 2021

HURRICANE GRILL & WINGS | FATBURGER | Buffalo's | ELEVATION BURGER | PONDEROSA STEAKHOUSE | BONANZA STEAKHOUSE | YALLA mediterranean | Johnny Rockets



LEGAL DISCLAIMER

This presentation of FAT Brands Inc. ("we", "our" or the "Company") contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, the Company's ability to utilize the net operating loss carryforwards of Fog Cutter Capital Group Inc., the Company's ability to leverage its expertise and infrastructure and successfully integrate and exploit the synergies of its acquisition of Johnny Rockets and other restaurant brands, the Company's ability to source and conduct future accretive acquisitions, the Company's ability to access the capital markets, and the effects on our business of the current novel coronavirus pandemic ("COVID-19"). Forward-looking statements generally use words such as "expect," "foresee," "anticipate," "believe," "project," "should," "estimate," "will," "plans," "forecast," and similar expressions, and reflect our expectations concerning the future. It is possible that our future performance may differ materially from current expectations expressed in these forward-looking statements. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this presentation. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this presentation.

FAT BRANDS IS A GLOBAL RESTAURANT FRANCHISING COMPANY



FAT BRANDS
FRESH. AUTHENTIC. TASTY.

SUMMARY OF INVESTMENT HIGHLIGHTS

Asset Light Franchisor Model

Scalable Platform Built for Growth

Proven Organic Growth Strategy

Disciplined and Opportunistic Approach to Acquisition Targets

Demonstrated Ability to Execute Integrations and Realize Synergies

Experienced Leadership Team

PLATFORM HIGHLIGHTS

9 Brands

305 Franchisees

37 Countries

101 Multi-Unit Franchisees

36 U.S. States

700+ Restaurants[1]

200+ Unit Development Pipeline

FAT BRANDS — FRESH. AUTHENTIC. TASTY.


Existing FAT Brands locations

1. Includes 680 units open as of 12/27/20 and units currently under construction.

RESTAURANT CONCEPTS WITH STRONG BRAND RECOGNITION

	FATBURGER	Johnny Rockets	Buffalo's	Ponderosa Steakhouse / Bonanza Steakhouse	Hurricane Grill & Wings	Yalla	Elevation Burger
Description	Founded in 1947 in Los Angeles, CA, has become a global leader in the fast casual, better burger category	Founded in 1986 in Los Angeles, CA, an iconic global fast-casual and casual dining brand	Founded in 1985 in GA, a casual dining concept offering fresh-never-frozen wings and classic American platters	Founded in the 1960s, an American family steakhouse brand	Founded in 1995 in FL, a casual dining concept known for its chicken wings	A fast casual dining concept focused on healthy Meditteranean cuising	Founded in 2002, a fast casual better burger concept offering grass-fed and organic burgers
Q3 2020 Store Count	172 locations	323 locations	16 locations	73 locations	48 locations	5 locations	41 locations

COMPETITIVE MARKET POSITION


Worldwide Store Count
705
287
276
282
357
1
2
3
4
5
FAT BRANDS
FRESH. AUTHENTIC. TASTY.
SHAKE SHACK
the Habit BURGER GRILL
smashburger
IN-N-OUT BURGER

1. Includes 680 units open as of 12/27/20 and units currently under construction.
2. Source: Public filings as of Q1 2020
3. Source: Public filings as of 03/16/2020

3. Source: Company website as of 06/22/2020
4. Source: Company website as of 06/22/2020

PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust management and systems platform that supports the expansion of its existing brands while enabling the accretive acquisition and efficient integration of additional restaurant concepts

Public Relations	*Staff Training*	*Site Selection*	*Digital & Media Strategy*
Marketing & Advertising	*Financial Planning*	*Supply Chain*	*Restaurant Design*

FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts with minimal incremental corporate overhead costs

FY 2019 HIGHLIGHTS

Royalties


23% Increase
$12.1m
$14.9m
FY 2018
FY 2019

Total Revenue


26% Increase
$17.8m
$22.5m
FY 2018
FY 2019

Adj. EBITDA[1]


54% Increase
$5.0m
$7.7m
FY 2018
FY 2019

Adj. EBITDA Margin[2]


775bps Increase
33.9%
41.7%
FY 2018
FY 2019

1. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents adjusted EBITDA as a percentage of total revenue excluding advertising fees.

EXECUTION & INTEGRATION

STRATEGY


FATBURGER
Buffalo's
HAMBURGER
CHILI

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

SYSTEMWIDE SALES IMPROVEMENTS[1]

Systemwide sales improved 53% in Q3 2020 from Q2 2020 as dining rooms continued re-opening

- Q3 2020 improvements were bolstered by continuous improvement each month as systemwide sales increased from $21.2m in July to $29.6m in September, a 40% increase

Systemwide Sales

2020 by Quarter



$84.7m
53% Increase
$73.1m
$47.6m
Q1 2020
Q2 2020
Q3 2020

Q3 2020 by Month



40% Increase
$29.6m
$22.2m
$21.1m
Jul
Aug
Sep

1. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

GROWTH STRATEGY

Organic Growth Strategy

Robust development pipeline of over 200 new unit commitments includes strong international demand for ownership of US locations

- Opened a record 62 locations across all brands in FY 2020[1]
- Opened 24 ghost kitchens in FY 2020

M&A Growth Strategy

There are a number of opportunities that we are pursuing to grow the FAT Brands platform by acquiring well-recognized brands.

- Disciplined and elective approach to evaluate potential acquisition targets focused on brands with track record of long-term, sustainable and profitable operating performance
- We plan to fund these acquisitions with a combination of cash-on-hand and our securitization vehicle.

New Store Openings[1]



62
52
2019
2020

1. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.

THIRD PARTY DELIVERY STRATEGY



Third Party Delivery, Virtual Kitchens and Ghost Kitchens

- Successfully implemented third-party delivery through enterprise partnerships with the big four (UberEATS™, GrubHub™, DoorDash™, Postmates™) third-party delivery providers across all brands
- As of 12/27/2020, there were 32 virtual kitchens in Fatburger, Buffalo's Cafe and Hurricane locations
- As of 12/27/2020, there are 24 ghost kitchens open across the US, South America and Asia


HURRICANE GRILL & WINGS
Live with Flavor
HURRICANE
2GO


FREE
Delivery
by POSTMATES


FATBURGER
THANK YOU!
FATBURGER.COM/FEEDBACK
FATBURGER
Since 1952

SUCCESSFUL INTEGRATIONS

Acquired Elevation Burger in 2019 and integrated into FAT Brands platform

- Increased FAT Brands store count by 41 locations
- Improved franchisee sentiment
- Re-introduced brand-level marketing and advertising fund
- Simplified menu and enhanced offerings
- Introduced plant-based-proteins

Since acquiring Hurricane in 2018, successfully reversed negative Same-Store Sales trend in 2019

- SSS growth of positive 6.4% in FY 2019 and positive 8.3% in Q4 2019
- Negative SSS trends of (4.7%) prior to our acquisition
- Optimized supply chain and integrated into the FAT Brands platform
- Scaled third party delivery across all locations
- Re-focused the brand marketing fund and restarted television advertising campaigns

M&A

UPDATE


HURRICANE DOCKSIDE GRILL

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

JOHNNY ROCKETS ACQUISITION

On September 21, 2020, FAT Brands closed on the acquisition of the Johnny Rockets restaurant chain from an affiliate of Sun Capital Partners, Inc. for approximately $25m.

- Transformative transaction strengthens portfolio and diversifies footprint across venue types
- Strong synergy potential driven by integrated corporate functions, increased purchasing power and improvements in unit-level economics

FY 2019 Pro Forma Franchise Royalties


91% Increase
$14.9m
$13.6m
$28.5m
FAT Brands
Johnny Rockets
PF Consolidated

Pro Forma Summary (as of 09/27/20)

	FAT Brands	Johnny Rockets	FAT Brands (Fresh. Authentic. Tasty.)
2019 System-Wide Sales	$394m	$316m	$710m
# of Locations	380[1]	322[1]	705[1]
# of Franchisees	176	129	305

1. Includes units open as of 12/27/20 and units currently under construction.

FOG CUTTER CAPITAL GROUP INC. MERGER

On December 11, 2020, FAT Brands announced the merger with Fog Cutter Capital Group Inc. (FCCG)

- Previously, FCCG was required to hold >80% of FAT for the NOL to be available to offest FAT taxable income

Makes FAT common stock now available for acquisitions	***Increases FAT public float to 46% on a fully-diluted basis***	***Intercompany debt eliminated on a consolidated basis***	***Makes $100m+ NOL Carryforward available for use by FAT***

FINANCING UPDATE

During Q3 2020, successfully raised $49m through the debt and equity capital markets to strengthen balance sheet and provide liquidity to execute on growth strategy

- Closed additional $40m tranche (M-2) of Series 2020 notes on 09/21/2020 to fund acquisition of Johnny Rockets
- Weighted average interest rate on Series 2020 notes of 8.75% p.a.
- Raised $9m in Series B Cumulative Preferred Stock (NASDAQ: FATBP) and Warrants (NASDAQ: FATBW) that began trading on 07/14/2020

Tranche	Interest Rate	$ Amount
A-2 Notes[1]	6.50%	$20m
B-2 Notes[1]	9.00%	$20m
M-2 Notes[1]	9.75%	$40m
Sellers Note	6.00%	$5m
Total Debt[2]		**$85m**
Series A Preferred	9.90% Cash / 4.00% PIK	$8m
Series B Preferred[3]	8.25%	$30m
Total Debt & Preferred Equity		**$123m**

1. Interest Rate is the stated interest rate and not the effective yield to maturity. As such, original issue discount, if any, is excluded.
2. Does not reflect the assets and liabilities of FCCG associated with the merger / business combination of FAT and FCCG.
3. Includes 520,145 shares of Series B Preferred at $25/sh issued in conjunction with FCCG merger / business combination.

EXPERIENCED MANAGEMENT TEAM

Management Team

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Wilshire Financial Services Group

Rebecca Hershinger | Chief Financial Officer
CFO Genius Brands, JP Morgan

Jacob Berchtold | COO Fast Casual Division
15+ years w/ Fatburger

Gregg Nettleton | President & COO Casual Dining Division
GBS Enterprises, Black Angus Steakhouses, IHOP

Ron Roe | SVP Finance
Fog Cutter Capital, Piper Jaffray

Thayer Wiederhorn | Chief Marketing Officer
10+ years w/ Fog Cutter Capital and Fatburger

Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital and Fatburger

Board of Directors

Edward Rensi | Chairman of the Board
Former President & CEO McDonald's USA, CEO Famous Dave's of America

James Neuhauser, CFA | Director
Stifel Nicolas & Co, Turtlerock Capital, Exec Committee FBR & Co, Trident Financial, Bank of New England

Squire Junger, CPA | Director
Co-Founder Insight Consulting, Former Partner Arthur Anderson

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Wilshire Financial Services Group

APPENDIX


FATBURGER
Since 1952

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

DEFINITIONS

"EBITDA," a non-GAAP measure,is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP.

"Adjusted EBITDA," a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

CONTACT

INVESTOR RELATIONS:

ICR
ASHLEY DESIMONE
IR-FATBRANDS@ICRINC.COM
646-677-1827

MEDIA RELATIONS:

JCONNELLY
ERIN MANDZIK
EMANDZIK@JCONNELLY.COM
862-246-9911

FAT BRANDS
FRESH. AUTHENTIC. TASTY.